SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐   Preliminary Proxy Statement
☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒   Definitive Proxy Statement
☐   Definitive Additional Materials
☐   Soliciting Material pursuant to §240.14a-12

NAUGATUCK VALLEY FINANCIAL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:
N/A

2.	Aggregate number of securities to which transaction applies:
N/A

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
N/A

4.	Proposed maximum aggregate value of transaction:
N/A

5.	Total fee paid:
N/A
☐	Fee paid previously with preliminary materials: ________________________________________________________________________________________________
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:
N/A

2.	Form, Schedule or Registration Statement No.:
N/A

3.	Filing Party:
N/A

4.	Date Filed:
N/A

April 10, 2009

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Naugatuck Valley Financial Corporation.  We will hold the meeting in the Community Room at Naugatuck Valley Savings and Loan’s main office at 333 Church Street, Naugatuck, Connecticut 06770, on May 13, 2009 at 10:30 a.m., local time.

The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.  During the meeting, we will also report on the operations of the Company.  Directors and officers of the Company, as well as a representative of Whittlesey & Hadley, P.C., the Company’s independent registered public accountants, will be present to respond to appropriate questions of stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card.  If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

John C. Roman
President and Chief Executive Officer

333 Church Street
Naugatuck, Connecticut 06770
(203) 720-5000
____________________

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS
____________________

TIME AND DATE	10:30 a.m. on Wednesday, May 13, 2009

PLACE	The Community Room in Naugatuck Valley Savings and Loan’s main office at 333 Church Street, Naugatuck, Connecticut 06770

ITEMS OF BUSINESS	(1) The election of one director of the Company for a term of three years;

(2) The ratification of the appointment of Whittlesey & Hadley, P.C. as independent registered public accountants for the Company for the fiscal year ending December 31, 2009; and

(3)
Such other matters as may properly come before the annual meeting or any postponements or adjournments of the annual meeting. The Board of Directors is not aware of any other business to come before the annual meeting.

RECORD DATE	In order to vote, you must have been a stockholder at the close of business on March 25, 2009.

PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the proxy card or voting instruction card sent to you.  Voting instructions are printed on your proxy card.  You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement.

Bernadette A. Mole
Corporate Secretary

NOTE: Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

NAUGATUCK VALLEY FINANCIAL CORPORATION

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors of Naugatuck Valley Financial Corporation for the 2009 annual meeting of stockholders and for any adjournment or postponement of the meeting.  Naugatuck Valley Financial is the holding company for Naugatuck Valley Savings and Loan.

We are holding the 2009 annual meeting in the Community Room at Naugatuck Valley Savings’ main office at 333 Church Street, Naugatuck, Connecticut, on May 13, 2009 at 10:30 a.m., local time.

We intend to mail this proxy statement and the enclosed proxy card to stockholders of record beginning on or about April 10, 2009.

INFORMATION ABOUT VOTING

Who Can Vote at the Meeting

You are entitled to vote the shares of Naugatuck Valley Financial common stock that you owned as of the close of business on March 25, 2009.  As of the close of business on March 25, 2009, a total of 7,026,813 shares of Naugatuck Valley Financial common stock were outstanding, including 4,182,407 shares of common stock held by Naugatuck Valley Mutual Holding Company, the mutual holding company for Naugatuck Valley Savings.  Each share of common stock has one vote.

The Company’s Charter provides that, until September 30, 2009, record holders of the Company’s common stock other than Naugatuck Valley Mutual who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Ownership of Shares; Attending the Meeting

You may own shares of Naugatuck Valley Financial in one or more of the following ways:

●	Directly in your name as the stockholder of record; or

●	Indirectly through a broker, bank or other holder of record in “street name.”

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you.  As the holder of record, you have the right to give your proxy directly to us or to vote in person at the annual meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you.  As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction form that accompanies your proxy materials.  Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet.  Please see the voting instruction form provided by your broker, bank or other holder of record that accompanies this proxy statement.  If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting.  A recent brokerage statement or letter from a bank or broker are examples of proof of ownership.  If you want to vote your shares of Naugatuck Valley Financial common stock held in street name in person at the annual meeting, you must obtain a written proxy in your name from the broker, bank or other holder of record of your shares.

Quorum and Vote Required

Quorum.  We will have a quorum and will be able to conduct the business of the annual meeting if the holders of a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy.

Votes Required for Proposals.  At this year’s annual meeting, stockholders will elect one director to serve a term of three years.  In voting on the election of directors, you may vote in favor of the nominee or withhold your vote as to the nominee.  There is no cumulative voting for the election of directors.  Directors must be elected by a plurality of the votes cast at the annual meeting.  This means that the nominee receiving the greatest number of votes will be elected.

In voting on the ratification of the appointment of Whittlesey & Hadley, P.C. as the Company’s independent registered public accountants, you may vote in favor of the proposal, vote against the proposal or abstain from voting.  To ratify the selection of Whittlesey & Hadley, P.C. as our independent registered public accountants for 2009, the affirmative vote of a majority of the shares represented at the annual meeting and entitled to vote is required.

Routine and Non-Routine Proposals.  The rules of the New York Stock Exchange determine whether proposals presented at stockholder meetings are routine or non-routine.  If a proposal is routine, a broker, bank or other entity holding shares for an owner in street name may vote for the proposal without receiving voting instructions from the owner.  If a proposal is non-routine, the broker, bank or other entity may vote on the proposal only if the owner has provided voting instructions.  A broker non-vote occurs when a broker, bank or other entity holding shares for an owner in street name is unable to vote on a particular proposal and has not received voting instructions from the owner.  The election of directors and the ratification of Whittlesey & Hadley, P.C. as our independent registered public accounting firm for 2009 are currently considered routine matters.

How We Count Votes.  If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting.  Broker non-votes, if any, also will be counted for purposes of determining the existence of a quorum.

In the election of directors, votes that are withheld will have no effect on the outcome of the election.  In counting votes on the proposal to ratify the selection of the independent registered public accountants, abstentions will have the same effect as a vote against the proposal.

Because Naugatuck Valley Mutual Holding Company owns in excess of 50% of the outstanding shares of Naugatuck Valley Financial common stock, the votes it casts will ensure the presence of a quorum and control the outcome of the vote on both proposals.

Voting by Proxy

The Board of Directors of Naugatuck Valley Financial is sending you this proxy statement for the purpose of requesting that you allow your shares of Naugatuck Valley Financial common stock to be represented at the annual meeting by the persons named in the enclosed proxy card.  All shares of Naugatuck Valley Financial common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card.  If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

The Board of Directors recommends a vote “FOR” the nominee for director and “FOR” ratification of Whittlesey & Hadley, P.C. as the Company’s independent registered public accountants.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares.  This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies.  If the annual meeting is postponed or adjourned, your Naugatuck Valley Financial common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy.  We do not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the meeting.  To revoke your proxy, you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person.  Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Participants in the Bank’s ESOP or 401(k) Plan

If you participate in the Naugatuck Valley Savings and Loan Employee Stock Ownership Plan (the “ESOP”) or if you hold shares through the Naugatuck Valley Savings and Loan Employee Savings Plan (the “401(k) Plan”), you will receive a voting instruction form for each plan in which you participate that reflects all shares you may direct the trustee to vote on your behalf under the plan.  Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account.  The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and all allocated shares for which no voting instructions are received in the same proportion as shares for which the trustee has received timely voting instructions.  Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee how to vote the shares in the Naugatuck Valley Financial Stock Fund credited to his or her account.  The trustee will vote all shares for which no directions are given or for which instructions were not timely received in the same proportion as shares for which the trustee received voting instructions.  The deadline for returning your voting instructions to each plan’s trustee is May 6, 2009.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

The Company’s Board of Directors currently consists of eight members, all of whom are independent under the listing requirements of the NASDAQ Stock Market, except for Mr. Roman, President and Chief Executive Officer of the Company and the Bank, and Ms. Walsh, who is a former officer of the Company and the Bank.  In determining the independence of its directors, the Board considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Transactions with Related Persons,” including loans or lines of credit that the Bank has directly or indirectly made to Directors Famiglietti, Plude and Walsh.

Committees of the Board of Directors

The following table identifies the members of our Audit, Compensation and Nominating and Corporate Governance Committees as of December 31, 2008.  All members of each committee are independent in accordance with the listing standards of The NASDAQ Stock Market.  Each of the committees operates under a written charter that is approved by the Board of Directors.  Each committee reviews and reassesses the adequacy of its charter at least annually.  The charters of all three committees are available in the Shareholder Relations section of the Company’s website (www.nvsl.com).

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Carlos S. Batista		X	X
Richard M. Famiglietti	X	X*	X
Ronald D. Lengyel	X	X	X
James A. Mengacci		X	X*
Michael S. Plude	X*	X	X
Camilo P. Vieira		X	X
Number of Meetings in 2008	9	4	4
*Chairman

Audit Committee. The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  This committee meets periodically with the independent registered public accountants and management to review accounting, auditing, internal control structure and financial reporting matters.  The Board of Directors has determined that Mr. Plude is an audit committee financial expert under the rules of the Securities and Exchange Commission.  The report of the Audit Committee required by the rules of the Securities and Exchange Committee is included in this proxy statement.  See “Report of the Audit Committee.”

Compensation Committee. The Compensation Committee approves the compensation objectives for the Company and the Bank and establishes the compensation for the President and Chief Executive Officer, other executives and non-employee directors.  In general, the Compensation Committee considers the Bank’s financial performance, peer group financial performance and compensation survey data when making decisions regarding the Chief Executive Officer’s compensation, including salary, bonus and awards made under the 2005 Equity Incentive Plan.

For all other named executive officers, Mr. Roman, our President and Chief Executive Officer, annually reviews each officer’s performance and, based upon guidelines established by the Compensation Committee, determines the appropriate base salary for each officer.  Mr. Roman also makes recommendations to the Compensation Committee with respect to payments to be made under our annual cash incentive plan and grants of long-term equity incentive awards for each named executive officer, excluding himself.  Based on these recommendations from Mr. Roman and other considerations, the Compensation Committee approves the payments to be made under our annual cash incentive plan and grants of long-term equity incentive awards for each other named executive officer.  Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors.  The Compensation Committee also assists the Board of Directors in evaluating potential candidates for executive positions.  The Nominating and Corporate Governance Committee has established the following non-employee director compensation plans:  annual retainer; per meeting fees; long-term incentive compensation; and retirement plan.  The non-employee director compensation plans are designed to attract, retain and motivate talented directors while balancing the interests of stockholders.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee takes a leadership role in shaping governance policies and practices, including leading the Board in its annual review of the Board’s performance, recommending to the Board of Directors the corporate governance policies and guidelines applicable to Naugatuck Valley Financial and monitoring compliance with these policies and guidelines.  In addition, the Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for election at the next annual meeting of stockholders. It recommends director candidates for each committee for appointment by the Board.  The procedures of the Nominating and Corporate Governance Committee required to be disclosed by the rules of the Securities and Exchange Committee are set forth below.

Nominating and Corporate Governance Committee Procedures

Minimum Qualifications. The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors.  First, a candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include an age limitation of 70 years and a requirement that the candidate not have been subject to certain criminal or regulatory actions.  A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

The Nominating and Corporate Governance Committee will consider the following criteria in selecting nominees for initial election or appointment to the Board of Directors:  financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Nominating and Corporate Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

In addition, before nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance, length of Board service, experience, skills and contributions that the existing director brings to the Board and independence.

Director Nomination Process.  The Nominating and Corporate Governance Committee process for identifying and evaluating individuals to be nominated for election to the Board of Directors is as follows:

Identification.  For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of committee members and other members of the Board of Directors as well as its knowledge of members of Naugatuck Valley Savings’ local communities.  The Nominating and Corporate Governance Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth below.  The Nominating and Corporate Governance Committee has never used an independent search firm to identify nominees.

Evaluation.  In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above.  In addition, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate.

Consideration of Recommendations by Stockholders.  It is the policy of the Nominating and Corporate Governance Committee of the Board of Directors to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors.  The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors.  In order to avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.
All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.
As to the stockholder making the recommendation, the name and address, as they appear on the Company’s books, of such stockholder; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

Director Compensation – For the 2008 Fiscal Year

The following table provides the compensation received by individuals who served as non-employee directors of the Company during the 2008 fiscal year.

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Option Awards (3)	All Other Compensation	Total ($)
Carlos S. Batista	$53,300	$16,550	$9,725	$1,742	$81,317
Richard M. Famiglietti	50,400	16,550	9,725	3,205	79,880
Ronald D. Lengyel	60,400	16,550	9,725	10,675	97,350
James A. Mengacci	48,000	16,550	9,725	931	75,206
Michael S. Plude	49,900	16,550	9,725	1,455	77,630
Camilo P. Vieira	44,700	16,550	9,725	931	71,906
Jane H. Walsh	48,100	31,080	11,484	2,810	93,474

(1)
Includes fees earned for service with Naugatuck Valley Savings, Naugatuck Valley Financial and Naugatuck Valley Mutual Holding Company.  Also includes $10,000 supplemental payment credited under the Deferred Compensation Plan for Directors.

(2)
The amounts shown reflect the compensation expense recognized for financial statement reporting purposes in accordance with SFAS 123(R) for outstanding restricted stock awards for each non-employee director.  The aggregate number of unvested restricted stock award shares held in trust for each non-employee director at fiscal year end was 2,980 shares, except for Ms. Walsh, for whom 5,600 shares where held in trust at fiscal year end.

(3)
The amounts shown reflect the compensation expense recognized for financial statement reporting purposes in accordance with SFAS 123(R) for outstanding stock option awards for each non-employee director.  The Company uses the Black-Scholes option pricing model to estimate its compensation cost for stock option awards.  The assumptions used in the valuation of the options can be found in Note 10 of the notes to financial statements in the Company’s Annual Report.  The aggregate number of options held by each non-employee director at fiscal year end was 18,630, except for Ms. Walsh, who held 22,000 options at fiscal year end.

Cash Retainer and Meeting Fees for Non-Employee Directors.  Naugatuck Valley Savings maintains a standard compensation arrangement for its non-employee directors and committee members that is comprised of annual retainers for board service, board meeting attendance and committee meeting attendance.  For the fiscal 2008 year, directors were paid $7,500 ($11,500 for Chairman) in an annual retainer for board service, $500 per board meeting attended (regular or special) and $400 per committee meeting attended.  The Chairman of the Board also received $400 per month as Asset/Liability Committee liaison.  On a rotating basis, one additional outside director receives $400 per month for his or her attendance at the weekly Asset/Liability Committee meeting.

Non-employee directors of Naugatuck Valley Financial receive $500 quarterly retainers, and audit committee members receive $400 per audit committee meeting attended.  Non-employee directors of Naugatuck Valley Mutual Holding Company receive a $500 annual retainer.

Deferred Compensation Plan.  Naugatuck Valley Financial Corporation and Naugatuck Valley Savings and Loan sponsor a deferred compensation plan for directors.  Benefits under the plan consist of amounts previously deferred under a predecessor plan and current deferrals of board remuneration that would have otherwise been payable in cash.

In addition, the deferred compensation plan provides supplemental benefits in the event of a change in control or upon a director’s death (before age 70), termination of service due to disability (before age 70) or the removal or failure to reelect a participating director for reasons other than cause (as such term is defined in the plan).  The benefit payable upon death or due to the directors termination as a result of his removal or failure to be re-elected (other than for cause) decreases by $10,000 each year while the director remains in service.  The following table outlines the Company-provided benefits to which the directors would have been entitled under the deferred compensation plan as of December 31, 2008:

Name	Death Benefit/ Removal or Failure to Reelect for Reasons Other than Cause	Disability	Change in Control
Carlos S. Batista	$130,000	$150,000	$300,000
Richard M. Famiglietti	130,000	150,000	300,000
Ronald D. Lengyel	130,000	150,000	300,000
James A. Mengacci	230,000	250,000	500,000
Michael S. Plude	130,000	150,000	300,000
Jane H. Walsh	60,000	70,000	140,000
Camilo P. Vieira	130,000	150,000	300,000

Board and Committee Meetings

During the year ended December 31, 2008, the Board of Directors of the Company met six times and the Board of Directors of Naugatuck Valley Savings met twenty-six times.  No director of Naugatuck Valley Savings or the Company attended fewer than 75% of the total meetings of the respective Board of Directors and committees on which such director served.

Director Attendance at Annual Meeting of Stockholders

The Board of Directors encourages directors to attend the annual meeting of stockholders.  All directors attended the 2008 annual meeting of stockholders.

Code of Ethics and Business Conduct

Naugatuck Valley Financial has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company’s directors, executive officers and employees meet the highest standards of ethical conduct.  The Code of Ethics and Business Conduct requires that the Company’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company’s best interest.  Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code.

REPORT OF THE AUDIT COMMITTEE

The Company’s management is responsible for the Company’s internal controls and financial reporting process.  The independent registered public accountants (“independent accountants”) are responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles.  The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent accountants.  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants.  The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AV Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountants the independent accountants’ independence.  In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with their independence.

The Audit Committee discussed with the Company’s independent accountants the overall scope and plans for their audit.  The Audit Committee meets with the independent accountants, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity.  In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent accountants who, in their report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles.  The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent accountants do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s independent accountants are in fact “independent”.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the Securities and Exchange Commission.

The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of the Company’s independent registered public accountants for the fiscal year ending December 31, 2009.

The Audit Committee

Michael S. Plude, Chairman
Richard M. Famiglietti
Ronald D. Lengyel

STOCK OWNERSHIP

The following table provides information as of March 25, 2009 about the persons and entities known to Naugatuck Valley Financial to be the beneficial owners of more than 5% of the Company’s outstanding common stock.  A person or entity may be considered to beneficially own any shares of common stock over which the person or entity has, directly or indirectly, sole or shared voting or investing power.

Name and Address	Number of Shares Owned	Percent of Common Stock Outstanding (1)

Naugatuck Valley Mutual Holding Company(2) 333 Church Street Naugatuck, Connecticut 06770	4,182,407	59.5%
(1)	Based on 7,026,813 shares of the Company’s common stock outstanding and entitled to vote as of March 25, 2009.
(2)	The members of the Board of Directors of Naugatuck Valley Financial and Naugatuck Valley Savings also constitute the Board of Directors of Naugatuck Valley Mutual Holding Company.

The following table provides information as of March 25, 2009 about the shares of Naugatuck Valley Financial common stock that may be considered to be beneficially owned by each director, nominee for director, named executive officer listed in the Summary Compensation Table, and all directors and executive officers of the Company as a group.  A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.  Unless otherwise indicated, none of the shares listed are pledged as security and each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.

Name	Number of Shares Owned (1)(2)		Number of Shares That May be Acquired within 60 Days by Exercising Options	Percent of Common Stock Outstanding (3)

Dominic J. Alegi, Jr.	26,832	(4)	13,200	*
Carlos S. Batista	24,066	(5)	11,178	*
Richard M. Famiglietti	14,834		11,178	*
Mark S. Graveline	7,075		4,800	*
Ronald D. Lengyel	12,902	(6)	11,178	*
James A. Mengacci	13,658	(7)	11,178	*
Michael S. Plude	9,781	(8)	11,178	*
John C. Roman	34,063		22,200	*
Camilo P. Vieira	8,907	(9)	11,178	*
Jane H. Walsh	22,043	(10)	13,200	*
All directors and executive officers as a group (12 persons)	221,156		137,068	5.0%
*	Less than 1.0%.
(1)
Includes shares of unvested restricted stock held in trust as part of the Naugatuck Valley Financial Corporation 2005 Equity Incentive Plan with respect to which individuals have voting but not investment power as follows: Mr. Alegi—5,600 shares, Messrs. Batista, Famiglietti, Lengyel, Mengacci, Plude and Vieira—2,980 shares each, Mr. Roman—8,800 shares, Ms. Walsh—5,600 shares, Mr. Graveline—2,600 shares, and for all executive officers not individually listed in the table—8,400 shares.

(2)
Includes shares allocated to the accounts of individuals under the Bank’s ESOP with respect to which individuals have voting but not investment power as follows: Mr. Alegi—2,889 shares, Mr. Graveline—1,708 shares, Mr. Roman—4,524 shares, Ms. Walsh—1,355 shares, and for all executive officers not individually listed in the table—4,685 shares.

(3)	Based on 7,026,813 shares of the Company’s common stock outstanding and entitled to vote as of March 25, 2009.
(4)	Includes 100 shares held by Mr. Alegi’s spouse and 400 shares held in custodian accounts for Mr. Alegi’s grandchildren.
(5)	Includes 300 shares held in three custodian accounts for Mr. Batista’s grandchildren.
(6)	Includes 450 shares held in nine custodian accounts for Mr. Lengyel’s grandchildren.
(7)	Includes 6,360 shares that are pledged as collateral for a third party loan.
(8)	Includes 750 shares held by Mr. Plude’s spouse and 579 shares held by a partnership controlled by Mr. Plude.
(9)	Includes 1,839 shares held in Mr. Vieira’s spouse’s individual retirement account.
(10)	Includes 1,435 shares held in Ms. Walsh’s spouse’s individual retirement account.

ITEMS TO BE VOTED ON BY STOCKHOLDERS

Item 1 — Election of Directors

The Company’s Board of Directors currently consists of eight members.  The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year.  The Board of Directors’ nominee for election this year, to serve for a three-year term or until his successor has been elected and qualified, is Richard M. Famiglietti.  Mr. Famiglietti is currently a director of Naugatuck Valley Financial and Naugatuck Valley Savings.  In accordance with the age limitation provision of the Company’s bylaws, Ronald D. Lengyel, current Chairman of the Board and whose term expires at the annual meeting, was ineligible for reelection to the Board of Directors.  The Board of Directors has decreased the size of the Board to seven effective upon completion of Mr. Lengyel’s term.

Unless you indicate on the proxy card that your shares should not be voted for the nominee, the Board of Directors intends that the proxies solicited by it will be voted for the election of the Board’s nominee.  If the nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors.  At this time, we know of no reason why the nominee might be unable to serve.  The Board of Directors recommends a vote “FOR” the election of Mr. Richard M. Famiglietti.

Information regarding the Board of Directors’ nominee and the directors continuing in office is provided below.  Unless otherwise stated, each individual has held his or her current occupation for the last five years.  The age indicated for each individual is as of December 31, 2008.  The indicated period of service as a director includes the period of service as a director of Naugatuck Valley Savings.

Board Nominee with Terms Ending in 2012

Richard M. Famiglietti has been the owner of CM Property Management, a property management firm, since 2002.  Previously, Mr. Famiglietti was a Vice President of sales for Naugatuck Glass Company, a glass fabricator.  Age 61.  Director since 2000.

Directors with Terms Ending in 2010

James A. Mengacci has been the owner of James A. Mengacci Associates LLC, a consulting firm, since 1999.  Mr. Mengacci previously was the Secretary and Treasurer of Fitzgerald Funeral Home, Inc.  Age 50.  Director since 1988.

Michael S. Plude is a certified public accountant and the managing partner of Kaskie, Plude & Company, LLC, an accounting firm located in Monroe, Connecticut.  Mr. Plude previously was an accountant with Pricewaterhouse.  Age 49.  Director since 2003.

Jane H. Walsh served as Senior Vice President of Naugatuck Valley Savings, Naugatuck Valley Financial and Naugatuck Valley Mutual prior to her retirement in August 2007.  Ms. Walsh has served with Naugatuck Valley Savings for over 31 years.  Age 65.  Director since 2001.

Directors with Terms Ending in 2011

Carlos S. Batista is a Vice President of Bristol, Inc., a division of Emerson Process Management, a manufacturer and world-wide supplier of products and services in the oil, gas, water, wastewater, process control and power industries.  Age 59.  Director since 1999.

John C. Roman has served as President and Chief Executive Officer of Naugatuck Valley Financial and Naugatuck Valley Mutual since 2004 and has been President and Chief Executive Officer of Naugatuck Valley Savings since September 1999.  Mr. Roman previously was the Vice President and Chief Lending Officer of Naugatuck Valley Savings.  Age 55.  Director since 1999.

Camilo P. Vieira is a consultant with, and previously served as the President of, CM Property Management, a property management firm.  Mr. Vieira previously served with IBM Corp. as a project and financial manager for over 30 years.  Age 65.  Director since 2002.

Item 2 — Ratification of the Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Whittlesey & Hadley, P.C. to be the Company’s independent registered public accounting firm for the 2009 fiscal year, subject to ratification by stockholders.  A representative of Whittlesey & Hadley, P.C. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

If the ratification of the appointment of the independent registered public accountants is not approved by a majority of the shares represented at the annual meeting and entitled to vote, the Audit Committee will consider other independent registered public accountants.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Whittlesey & Hadley, P.C., the independent registered public accountants.

Audit Fees

The following table sets forth the fees billed to the Company for the fiscal years ending December 31, 2008 and 2007 by Whittlesey & Hadley, P.C.:

	2008	2007
Audit fees(1)	$124,700	$75,300
Audit related fees	–	–
Tax fees(2)	12,125	11,050
All other fees(3)	5,965	1,300

(1)	Consists of fees for professional services rendered for the audit of the consolidated financial statements and the review of financial statements included in quarterly reports on Form 10-Q.
(2)	Consists of fees for tax return preparation, planning and tax advice.
(3)	For 2008, consists of fees related to the review of the Company’s Sarbanes-Oxley compliance program. For 2007, consists of fees for review of the directors’ deferred compensation plan.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee is responsible for appointing and setting compensation and overseeing the work of the independent public accountant.  In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent public accountant to ensure that the independent public accountant does not provide any non-audit services to the Company that are prohibited by law or regulation.

In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent public accountant.  Requests for approval of services by the independent public accountant under the auditor services policy must be specific as to the particular services to be provided.  The request may be made with respect to either specific services or a type of service for predictable or recurring services.

During the year ended December 31, 2008, all services provided by the independent public accountant were approved, in advance, by the Audit Committee in compliance with these procedures.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information concerning total compensation earned or paid to the principal executive officer and the two other most highly compensated executive officers of the Company who served in such capacities at December 31, 2008.  These three officers are referred to as the “named executive officers” in this proxy statement.
Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	Option Awards (2)	All Other Compensation	Total

John C. Roman	2008	$171,246	$–	$48,840	$19,314	$30,702	$270,102
President and CEO	2007	168,062	–	48,840	16,058	32,738	265,698

Dominic J. Alegi, Jr.	2008	109,921	–	31,080	11,484	10,586	163,071
Executive Vice President	2007	107,199	–	31,080	9,548	12,824	160,651

Mark S. Graveline	2008	123,429	–	9,609	4,248	9,297	146,583
Senior Vice President

(1)
The amounts shown reflect the compensation expense recognized for financial statement reporting purposes in accordance with SFAS 123(R) for outstanding restricted stock awards for each of the named executive officers.

(2)
The amounts shown reflect the compensation expense recognized for financial statement reporting purposes in accordance with SFAS 123(R) for outstanding stock option awards for each of the named executive officers.  The Company uses the Black-Scholes option pricing model to estimate its compensation cost for stock option awards.  The assumptions used in the valuation of the options can be found in Note 10 of the notes to financial statements in the Company’s Annual Report.

Employment Agreements.  The Bank, the Company and Mr. Roman have entered into an employment agreement with a two-year term.  The Boards of Directors may extend the term of the agreement for an additional year as of each anniversary of the effective date of the agreement.  The Board of Directors last reviewed the employment agreement in September, 2008.  At that time, the Boards of Directors extended the term of the agreement to November 20, 2010.  The Boards of Directors reviews Mr. Roman’s base salary, currently $177,391, annually pursuant to the terms of the agreement.  In addition to establishing a base salary for Mr. Roman, the agreement provides for, among other things, Mr. Roman’s participation in certain benefit plans, including stock-based benefit plans.

The employment agreement restricts Mr. Roman’s right to compete against the Bank for a period of one year following termination of his employment for good reason or other than for cause (as defined in the agreement).  However, this provision does not apply if the Company and the Bank have not renewed the term of Mr. Roman’s employment agreement and he terminates his employment at a time when the remaining term of the agreement is one year or less.

See “Other Potential Post-Termination Benefits” for a discussion of the benefits and payments Mr. Roman may receive under his employment agreement upon his retirement or termination of employment.

Outstanding Equity Awards at December 31, 2008

The following table provides information concerning unexercised stock options and restricted stock awards that have not vested for each named executive officer outstanding as of December 31, 2008.

	Stock Option Awards					Restricted Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)
John C. Roman	22,200	14,800	(2)	$11.10	07/26/2015	8,800	(3)	$44,704
Dominic J. Alegi, Jr.	13,200	8,800	(2)	11.10	07/26/2015	5,600	(3)	28,448
Mark S. Graveline	4,800	3,200	(2)	11.10	07/26/2015	1,600	(3)	8,128
	–	1,000	(4)	8.75	07/26/2018	1,000	(4)	5,080

(1)	Based upon the Company’s closing stock price of $5.08 at December 31, 2008.
(2)	The stock options vest in five equal installments commencing one year from the date of grant, which was July 26, 2005.
(3)	The restricted stock awards vest in five equal annual installments commencing one year from the date of grant, which was July 26, 2005.
(4)	The stock options and restricted stock awards vest in five equal installments commencing one year from the date of grant, which was July 26, 2008.

Other Potential Post-Termination Benefits

Payments Made Upon Termination for Cause.  Mr. Roman’s employment agreement contains a narrow definition of cause for which Mr. Roman may be terminated.  If Mr. Roman is terminated for cause, he will receive his base salary through the date of termination and retain the rights to any vested benefits subject to the terms of the plan or agreement under which those benefits are provided.

Payments Made Upon Voluntary Termination and Termination without Cause or for Good Reason.  If Naugatuck Valley Financial terminates Mr. Roman’s employment for reasons other than cause, or if he terminates voluntarily under certain circumstances that constitute “good reason” as defined in the employment agreement, Mr. Roman, or his beneficiary should he die prior to receipt of payment, is entitled to a lump sum cash payment equal to his base salary for the remaining term of the employment agreement, as well as the value of continued benefits provided under tax-qualified and non-tax-qualified benefit plans for the remaining term, based on the amounts received during the 12 months preceding his termination.  Mr. Roman is also entitled to continued medical, dental, life and disability insurance coverage for the remaining term of the agreement.

If Mr. Roman voluntarily terminates his employment under circumstances that would not constitute good reason, he will be entitled to receive his base salary through the date of termination and retain the rights to any vested benefits subject to the terms of the plan or agreement under which those benefits are provided.

Payments Made Upon Disability.  If Mr. Roman becomes disabled, he will receive monthly disability pay equal to 75% of his base salary for a period ending on the earliest to occur of:  (1) his return to full-time employment with Naugatuck Valley Savings; (2) his death; or (3) the attainment of age 65, as well as continued medical, dental and life insurance coverage (for Mr. Roman and his dependents) for the applicable disability period.  Disability benefits under the employment agreement are reduced by payments made to Mr. Roman under any other company or bank-sponsored disability program.

Messrs. Roman, Alegi and Graveline are participants in the Naugatuck Valley Financial Corporation 2005 Equity Incentive Plan.  The plan provides that upon termination due to disability, outstanding stock options and restricted stock awards automatically vest and become exercisable and, in the case of options, remain exercisable until the later of one year from the date of disability or the expiration date of the stock options.

Payments Made Upon Death.  Upon Mr. Roman’s death, his employment agreement terminates and his estate receives only unpaid compensation through the last day of the month of his death.

Naugatuck Valley Savings has entered into death benefit agreements with Messrs. Roman and Alegi.  Under Mr. Roman’s agreement, Mr. Roman’s beneficiary becomes entitled to a single lump sum payment of $193,000 upon Mr. Roman’s death while still an employee of Naugatuck Valley Savings, or $25,000 upon Mr. Roman’s death at any other time.  Under the agreement with Mr. Alegi, his beneficiary becomes entitled to a single lump sum payment of $25,000 upon his death at any time.  In addition, under separate bank owned life insurance, the beneficiaries of Messrs. Roman, Alegi and Graveline become entitled to an additional lump sum payment of $25,000 upon the executive’s death at any time.

The Naugatuck Valley Financial Corporation 2005 Equity Incentive Plan provides that upon termination due to death, outstanding stock options and restricted stock awards automatically vest and become exercisable and, in the case of options, remain exercisable until the later of one year from the date of death or the expiration date of the stock options.

Payments Made Upon a Change in Control.  Under Mr. Roman’s employment agreement, if he is involuntarily or constructively terminated within three years of a change in control, as defined in the employment agreement, he is generally entitled to receive a severance payment equal to three times his average annual compensation (as defined in the employment agreement) over the five preceding calendar years, as well as continued medical, dental, life insurance and disability insurance for three years following termination of employment.

The Bank has entered into change in control agreements with Messrs. Alegi and Graveline.  The change in control agreements have three-year terms, subject to annual renewal by the Board of Directors.  The change in control agreements provide Messrs. Alegi and Graveline with a severance benefit upon termination in connection with a change in control (as defined in the agreements).  If Mr. Alegi or Mr. Graveline is terminated without cause, or voluntarily resigns under circumstances specified in the change in control agreements, following a change in control of Naugatuck Valley Financial or Naugatuck Valley Savings, he will receive a severance payment equal to three times his average annual taxable income for the five most recent taxable years. Naugatuck Valley Savings will also continue medical, dental and life insurance coverage for 36 months following termination of employment.

The benefits provided by Mr. Roman’s employment agreement and the change in control agreements with Messrs. Alegi and Graveline are limited to avoid adverse tax consequences to the Company and the Bank under Sections 280G and 4999 of the Internal Revenue Code of 1986.  The provisions provide that total payments and benefits to Messrs. Roman, Alegi or Graveline that constitute “parachute payments” made in connection with a change in control shall not equal or exceed in the aggregate three times the individual’s average annual taxable income over the five preceding taxable years.

The Naugatuck Valley Financial Corporation 2005 Equity Incentive Plan provides that, in the event of a change in control of Naugatuck Valley Financial or Naugatuck Valley Savings, outstanding stock options and stock awards automatically vest and become exercisable.

OTHER INFORMATION RELATING TO
DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on the Company’s review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Naugatuck Valley Financial common stock during the year ended December 31, 2008.

Transactions with Related Persons

Pursuant to the Company’s Audit Committee Charter, the Audit Committee periodically reviews, no less frequently than quarterly, a summary of Naugatuck Valley Financial’s transactions with directors and executive officers of Naugatuck Valley Financial and with firms that employ directors, as well as any other related person transactions, for the purpose of recommending to the disinterested members of the Board of Directors that the transactions are fair, reasonable and within Company policy and should be ratified and approved.  Also, in accordance with banking regulations, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of Naugatuck Valley Financial’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors.  Additionally, pursuant to the Company’s Code of Ethics and Business Conduct, all executive officers and directors of Naugatuck Valley Financial must disclose any existing or emerging conflicts of interest to the President and Chief Executive Officer of Naugatuck Valley Financial.  Such potential conflicts of interest include, but are not limited to, the following: (i) Naugatuck Valley Financial conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest and (ii) the ownership of more than 1% of the outstanding securities or 5% of total assets of any business entity that does business with or is in competition with Naugatuck Valley Financial.

From time to time, Naugatuck Valley Savings makes loans and extensions of credit to its executive officers and directors, and members of their immediate families.  The outstanding loans made to our directors and executive officers, and members of their immediate families, were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to Naugatuck Valley Savings, and did not involve more than the normal risk of collectibility or present other unfavorable features.  As of December 31, 2008, these loans were performing according to their original terms.

SUBMISSION OF BUSINESS PROPOSALS AND
STOCKHOLDER NOMINATIONS

The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than December 11, 2009.  If next year’s annual meeting is held on a date more than 30 calendar days from May 13, 2010, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation material for such annual meeting.  Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provide that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 days before the date of the annual meeting; provided that if less than 40 days’ notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made.  A copy of the Bylaws may be obtained from the Company.

STOCKHOLDER COMMUNICATIONS

The Company encourages stockholder communications to the Board of Directors and/or individual directors.  Communications regarding financial or accounting policies may be made in writing to the Chairman of the Audit Committee, Michael S. Plude, at Naugatuck Valley Financial Corporation, c/o Corporate Secretary, 333 Church Street, Naugatuck, Connecticut 06770.  Other communications to the Board of Directors may be made in writing to the Chairman of the Nominating and Corporate Governance Committee, James A. Mengacci, at Naugatuck Valley Financial Corporation, c/o Corporate Secretary, 333 Church Street, Naugatuck, Connecticut 06770.  Communications to individual directors may be made to such director in writing to such director at Naugatuck Valley Financial Corporation, c/o Corporate Secretary, 333 Church Street, Naugatuck, Connecticut 06770.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on May 13, 2009.

The Proxy Statement and Annual Report to Stockholders are available at: www.nvsl.com/shareholder/report.aspx

For the date, time and location of the Annual Meeting, please see “General Information.”  For information on how to vote in person at the Annual Meeting, an identification of the matters to be voted upon at the Annual Meeting and the Board of Director’s recommendation regarding those matters, please see “Information About Voting.”

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for the reasonable expenses they incur in sending proxy materials to the beneficial owners of Naugatuck Valley Financial common stock.  In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

The Company’s Annual Report to Stockholders has been mailed to persons who were stockholders as of the close of business on March 25, 2009.  Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company.  The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

A copy of the Company’s Annual Report on Form 10-K, without exhibits, for the year ended December 31, 2008, as filed with the Securities and Exchange Commission, will be furnished without charge to persons who were stockholders as of the close of business on March 25, 2009 upon written request to Bernadette A. Mole, Naugatuck Valley Financial Corporation, 333 Church Street, Naugatuck, Connecticut 06770.

If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address.  This practice, known as “householding,” is designed to reduce our printing and postage costs.  However, if a stockholder residing at such an address wishes to receive a separate Annual Report or proxy statement in the future, he or she should contact the broker or other holder of record.  If you own your shares in street name and are receiving multiple copies of our Annual Report and proxy statement, you can request householding by contacting your broker or other holder of record.

Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS

Bernadette A. Mole
Corporate Secretary

Naugatuck, Connecticut
April 10, 2009

REVOCABLE PROXY

NAUGATUCK VALLEY FINANCIAL CORPORATION
ANNUAL MEETING OF STOCKHOLDERS

May 13, 2009
10:30 a.m., Eastern Time

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report to Stockholders are available at:
www.nvsl.com/shareholder/report.aspx

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Carlos S. Batista and Camilo P. Vieira, each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on May 13, 2009, at 10:30 a.m. local time, at the Community Room in Naugatuck Valley Savings and Loan’s main office at 333 Church Street, Naugatuck, Connecticut, and at any and all adjournments of the meeting, with all of the powers the undersigned would possess if personally present at such meeting, as indicated to the right:

1.	The election as director of the nominee listed.

 Richard M. Famiglietti

FOR	VOTE WITHHELD
☐	☐

2.	The ratification of the appointment of Whittlesey & Hadley, P.C. as independent registered public accountants of Naugatuck Valley Financial Corporation for the fiscal year ending December 31, 2009.

FOR	AGAINST	ABSTAIN
☐	☐	☐

The Board of Directors recommends that you vote “FOR” the nominee and the other listed proposal.

This proxy, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” the nominee and the proposal listed.  If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment.  At the present time, the Board of Directors knows of no other business to be presented at the annual meeting.  This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominee is unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

Please be sure to sign below and date this Proxy in the box provided.

Date:

Stockholder sign above
Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided.

NAUGATUCK VALLEY FINANCIAL CORPORATION

The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the Annual Report to Stockholders.

Please sign exactly as your name appears on this card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder may sign but only one signature is required.

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

VOTE AUTHORIZATION FORM

I understand that First Bankers Trust Services, Inc. (the “ESOP Trustee”), is the holder of record and custodian of all shares of Naugatuck Valley Financial Corporation (the “Company”) common stock under the Naugatuck Valley Savings and Loan Employee Stock Ownership Plan.  I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on May 13, 2009.

 You are authorized to vote my shares as follows:

1.             The election as director of the nominee listed.

 Richard M. Famiglietti

FOR	VOTE WITHHELD
☐	☐

2.	The ratification of the appointment of Whittlesey & Hadley, P.C. as independent registered public accountants of Naugatuck Valley Financial Corporation for the fiscal year ending December 31, 2009.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEE AND THE OTHER LISTED PROPOSAL.

The ESOP Trustee is hereby authorized to vote all shares of Company common stock allocated to me in its trust capacity as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than May 6, 2009.

VOTE AUTHORIZATION FORM

I understand that ING National Trust (the “Trustee”) is the holder of record and custodian of all shares of Naugatuck Valley Financial Corporation (the “Company”) common stock credited to me under the Naugatuck Valley Savings and Loan Employee Savings Plan (the “401(k) Plan”).  I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on May 13, 2009.

 You are authorized to vote my shares as follows:

1.	The election as director of the nominee listed.

  Richard M. Famiglietti

FOR	VOTE WITHHELD
☐	☐

2.	The ratification of the appointment of Whittlesey & Hadley, P.C. as independent registered public accountants of Naugatuck Valley Financial Corporation for the fiscal year ending December 31, 2009.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEE AND THE OTHER LISTED PROPOSAL.

The Trustee is hereby authorized to vote the shares credited to me in its trust capacity as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than May 6, 2009.

VOTE AUTHORIZATION FORM

I understand that First Bankers Trust Services, Inc. (the “Trustee”), is the holder of record and custodian of all shares of Naugatuck Valley Financial Corporation (the “Company”) common stock held in the Naugatuck Valley Financial Corporation 2005 Equity Incentive Plan Trust.  I understand that my voting instructions are solicited on behalf of the Company’s Board of Directors for the Annual Meeting of Stockholders to be held on May 13, 2009.

You are authorized to vote my shares as follows:

1.             The election as director of the nominee listed.

Richard M. Famiglietti

FOR	VOTE WITHHELD
☐	☐

2.	The ratification of the appointment of Whittlesey & Hadley, P.C. as independent registered public accountants of Naugatuck Valley Financial Corporation for the fiscal year ending December 31, 2009.

FOR	AGAINST	ABSTAIN
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEE AND THE OTHER LISTED PROPOSAL.

The Trustee is hereby authorized to vote all unvested shares of Company common stock awarded to me as indicated above.

Date	Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than May 6, 2009.